Exhibit 10.86
AMENDMENT NO. 1
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of the 1st day of March, 2019, between HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) on its own behalf and on behalf of the Requisite Lenders.

WITNESSETH:

WHEREAS, the Borrower, each of the Lenders, the Administrative Agent, and certain other financial institutions have entered into that certain Third Amended and Restated Credit Agreement, dated as of March 13, 2018 (the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower; and

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth in this Amendment, the Requisite Lenders have agreed to amend the Credit Agreement as set forth in this Amendment and the Requisite Lenders have authorized the Administrative Agent to execute this Amendment on behalf of such Requisite Lenders;

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties Borrower and the Administrative Agent (on its own behalf and on behalf of the Requisite Lenders)do hereby agree as follows:

1. DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning given to such term in the Credit Agreement.

2. AMENDMENT TO THE CREDIT AGREEMENT.

2.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement shall be amended by adding the following as a new sentence at the end of the definition of “Indebtedness”:

“Notwithstanding the foregoing, “Indebtedness” shall exclude (i) the shareholder loans made to Hudson One Ferry REIT, L.P., by Hudson One Ferry, LLC and Allianz Lebenversicherungs AG (or such other legal organization as such entity may adopt, or such other legal or d/b/a name under which such entity may do business from time to time) and either of their permitted successors and assigns so long as such successor or assign continues to own the shareholder loan made to and the ownership interest in Hudson One Ferry REIT, L.P. made by its predecessor or assignor, as applicable, and (ii) similar loans made by joint venture shareholders to other Subsidiaries of the Borrower and joint ventures and reasonably approved by the Administrative Agent, so long as such loans referred to in the immediately foregoing clauses (i) and (ii) to a particular joint venture are pari passu, made and repaid pro rata in accordance with each such shareholder’s respective ownership interest in such joint venture and on substantially identical terms.

Exhibit 10.86
2.2 Amendment to Section 10.1. Section 10.1 of the Credit Agreement shall be amended by adding the following as a new standalone sentence as the end of such Section:

“Notwithstanding anything to the contrary contained in this Agreement, the financial covenants set forth in this Section 10.1 above and the constituent defined terms used therein (directly and indirectly) shall exclude assets and liabilities of the Borrower and its Subsidiaries associated with Indebtedness that has been defeased in full with cash and Cash Equivalents.”

3. REPRESENTATIONS AND WARRANTIES.

The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

3.1 The Amendment. This Amendment has been duly and validly executed by an authorized officer of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

3.2 Credit Agreement. The Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and remain the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms. The Borrower hereby ratifies and confirms the Credit Agreement (as amended hereby) and the other Loan Documents.

3.3 Claims and Defenses. As of the date of this Amendment, the Borrower has no defenses, claims, counterclaims or setoffs with respect to the Credit Agreement (as amended hereby) or any other Loan Document or its Obligations thereunder or with respect to any actions of the Administrative Agent, any Lender or any of their respective officers, directors, shareholders, employees, agents or attorneys, and the Borrower irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and release the Administrative Agent, any Lender and each of their respective officers, directors, shareholders, employees, agents and attorneys from the same.

3.4 No Default. After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof.

3.5 Credit Agreement Representations and Warranties. After giving effect to this Amendment, all representations and warranties of the Borrower contained in the Credit Agreement (as amended hereby) or in any other Loan Documents are true and correct as of the date hereof (as though made on and as of the date hereof), except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are true and correct as of the date when made.

4. REAFFIRMATION.

The Borrower hereby acknowledges and agrees that the terms and provisions hereof shall not affect in any way any payment, performance, observance or other obligations or liabilities of the Borrower under the Credit Agreement or under any of the other Loan Documents, all of which obligations and liabilities shall remain in full force and effect and extend to the further loans, extensions of credit and other Obligations incurred under the Loan Documents, and each of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects.

Exhibit 10.86
5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT.

In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the following condition precedent:

5.1 Amendment No. 1 to Credit Agreement. The Administrative Agent shall have received (i) an original counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower and (ii) an original counterpart of the Ratification and Affirmation attached to this Amendment, executed and delivered by a duly authorized officer of Hudson REIT.

6. MISCELLANEOUS.

6.1 Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflict of law.

6.2 Severability. Each provision of this Amendment shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

6.3  Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart hereof by facsimile shall be effective as manual delivery of such counterpart; provided, however, that, each party hereto will promptly thereafter deliver counterpart originals of such counterpart facsimiles delivered by or on behalf of such party.

6.4 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Event of Default under the Credit Agreement, as amended by this Amendment.

6.5 Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby. This Amendment is a Loan Document for all purposes.

[Signature pages follow]

Exhibit 10.86
IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by its duly authorized officer as of the date first above written.

BORROWER:

HUDSON PACIFIC PROPERTIES, L.P.,
a Maryland limited partnership

By:	Hudson Pacific Properties, Inc.
a Maryland corporation, its general partner

By:
	Name:	Mark T. Lammas
	Title:	Chief Financial Officer

Exhibit 10.86

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, on its own behalf and on behalf of the Requisite Lenders

By:
	Name:	Kevin A. Stacker
	Title:	Senior Vice President

Exhibit 10.86
RATIFICATION AND AFFIRMATION OF GUARANTOR
As of the date hereof, the undersigned Guarantor hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Guaranty, dated as of March 13, 2018, to which it is a party (the “Guaranty Agreement”), (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and agrees that the Guaranty Agreement remains in full force and effect notwithstanding the matters contained herein and (d) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment, all representations and warranties of the Guarantor under the Guaranty Agreement are true and correct as of the date hereof (as though made on and as of the date hereof), except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are true and correct as of the date when made.

Dated as of February ___, 2019.

HUDSON PACIFIC PROPERTIES, INC.,
a Maryland corporation

By:
Name:	Kay L. Tidwell
Title:	Secretary